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Exhibit 10.15.5

                             LOAN MODIFICATION NO. 5

AMONG:              Pacific Rehabilitation & Sports
                    Medicine, Inc. ("Borrower")

AND:                Bank of America Oregon (the "Bank")

EFFECTIVE DATE:     June ___, 1996

     This Loan Modification No. 5 (the "Modification") is entered into on the above date by the Borrower and the Bank.

     1. BACKGROUND. The Borrower entered into a Business Loan Agreement (Receivables) with the Bank dated as of December 23, 1994. The parties modified the Business Loan Agreement pursuant to Loan Modification No. 1, effective as of April 19, 1995 ("Loan Modification No. 1"), Loan Modification No. 2, effective as of June 30, 1995 ("Loan Modification No. 2"), Loan Modification No. 3, effective as of January 19, 1996 ("Loan Modification No. 3") and Loan Modification No. 4, effective as of March 7, 1996 ("Loan Modification No. 4"). The Business Loan Agreement, Loan Modification No. 1, Loan Modification No. 2, Loan Modification No. 3 and Loan Modification No. 4 shall hereinafter be referred to collectively as the "Agreement." The Borrower is entering into this Modification to state the terms and conditions of certain modifications to the Agreement. Capitalized terms used in this Modification shall, unless otherwise defined in this Modification, have the meaning given to such terms in the Agreement.

     2.   MODIFICATIONS TO THE AGREEMENT.

          SECTION 2.2. Section 2.2 of the Agreement is deleted and in its place is inserted the following:

          2.2 AVAILABILITY PERIOD. The line of credit is available between the date of this Agreement and August 1, 1996 (the Expiration Date") unless Borrower is in default.

     3. FEES. In consideration of Bank's consent to modify the Agreement, Borrower agrees to pay Bank a fee of Ten Thousand Dollars ($10,000) (the "Fee"). The Fee shall be payable upon execution of this Modification.

     4. NO OTHER MODIFICATIONS. Except as expressly modified by this Modification, the terms of the Agreement shall remain unchanged and in full force and effect. The Bank's agreement to modify the Agreement pursuant to this Modification shall not obligate Bank to make any further modifications to the Agreement, or Modification, or any other loan document. Nothing in this Modification shall constitute a satisfaction of any indebtedness of Borrower to Bank. It is the intention of Bank and the Borrower to retain as liable parties all makers and endorsers of the Agreement and Modification or any other loan document. No maker, endorser, or guarantor shall be released by virtue of this Modification. The terms of this paragraph shall apply not only to this Modification, but also to all subsequent loan modification agreements.


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     5.   REPRESENTATIONS AND WARRANTIES.

          a. Borrower represents and warrants to Bank that the execution, delivery and performance of this Modification are within Borrower's corporate powers, and have been duly authorized and are not in contravention of law or the terms of Borrower's charter, bylaws, or other incorporation papers, or of any undertaking of Borrower of which either Borrower is a party or by which it is bound.

          b. Borrower understands and agrees that in entering into this Modification, Bank is relying upon Borrower's representations, warranties, and agreements as set forth in the Agreement, and other loan documents. Borrower hereby reaffirms all representations and warranties in the Agreement, all of which are true with respect to each such corporation as of the date of this Modification.


BORROWER:           PACIFIC REHABILITATION &
                    SPORTS MEDICINE, INC.


                    By:  ______________________________________
                         Bill Barancik
                    Its: President and
                         Chief Executive Officer


LENDER:             BANK OF AMERICA OREGON


                    By:  _____________________________________
                    Its: _____________________________________


     The undersigned guarantors consent to the modifications to the Agreement contained in this Modification, and ratify the provisions of the Continuing Guaranty executed by each guarantor for the benefit of Bank and confirm that all provisions of its Continuing guaranty are in full force and effect.

LEEWARD BACK AND NECK, INC.   P.R. ACQUISITION CORPORATION


By:  ____________________________  By:  ____________________________________
     Bill Barancik                      Bill Barancik
Its: President                     Its: President


LONGVIEW PHYSICIANS PHYSICAL  PACIFIC REHABILITATION OF
THERAPY SERVICE, INC.    MARYLAND, INC.


By:  ____________________________  By:  ____________________________________
     Bill Barancik                      Bill Barancik
Its: President                     Its: President

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ST. PAUL AND BIDDLE MEDICAL ASSOCIATES, LLC

By:  Pacific Rehabilitation & Sports
     Medicine, Inc., its General Manager

     By:  __________________________________
          Bill Barancik
     Its: President and Chief Executive Officer